                                                                    EXHIBIT 4.15
                                AMENDMENT NO. 13


         THIS AMENDMENT NO. 13, dated as of December 17, 2001 (the "AMENDMENT") relating to the Credit Agreement referenced below, by and among NATIONAL MEDICAL CARE, INC., a Delaware corporation, certain subsidiaries and affiliates party to the Credit Agreement and identified on the signature pages hereto, and BANK OF AMERICA, N.A., (formerly known as NationsBank, N.A.), as Paying Agent for and on behalf of the Lenders. Terms used but not otherwise defined shall have the meanings provided in the Credit Agreement.

                               W I T N E S S E T H

         WHEREAS, a $2.5 billion credit facility has been extended to National Medical Care, Inc. and certain subsidiaries and affiliates pursuant to the terms of that Credit Agreement dated as of September 27, 1996 (as amended and modified, the "CREDIT AGREEMENT") among National Medical Care, Inc., the other Borrowers, Guarantors and the Lenders identified therein, and NationsBank, N.A., as Paying Agent;

         WHEREAS, the Company has requested the modification of certain covenants and certain other changes to the Credit Agreement more fully set forth herein;

         WHEREAS, the requested consents and modifications described herein require the consent of the Required Lenders; and

         WHEREAS, the Required Lenders have consented to the requested modifications on the terms and conditions set forth herein and have authorized the Paying Agent to enter into this Amendment on their behalf to give effect to this Amendment;

         NOW, THEREFORE, IN CONSIDERATION of these premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. The Credit Agreement is amended and modified in the following respects:

                  1.1 In Section 1.1, the definition of "Permitted Investments" is hereby amended by renumbering the last clause thereof clause (xxiii) and inserting the following immediately prior thereto as a new clause (xxii):

                           (xxii) Investments by Holdings or any Subsidiary of
                  Holdings in the Refinancing Securities.

                  1.2 In Section 7.9, the Consolidated Leverage Ratio covenant in subsection (b) is hereby amended to read as follows:

                           (b) CONSOLIDATED LEVERAGE RATIO. There shall be maintained as of the end of each fiscal quarter to occur during the periods shown, a Consolidated Leverage Ratio of not greater than:

                           December 31, 2000 through December 30, 2002      3.25:1.00
                           December 31, 2002 and thereafter                 3.00:1.00

                  1.3 Clause (iii) of Section 8.1(d) is hereby deleted in its entirety and the following is substituted therefore as a new clause
         (iii):

                           "(iii) the total amount of all such Indebtedness
                  shall not exceed $300 million outstanding at any time."

                  1.4 Clause (b) of Section 8.9 is hereby amended by inserting the following proviso at the end thereof:

                  "; PROVIDED, that Holdings and its Subsidiaries may at any time and from time to time prepay, repurchase, redeem, defease or otherwise acquire or retire all or any of the Refinancing Securities as long as no Default or Event of Default shall have occurred and be continuing or shall be caused thereby."

                  1.5 Clauses (a) and (b) of Section 8.10 are hereby deleted in their entirety and the following substituted therefor as a new Section 8.10:

                  "Neither Holdings nor the Company will make or permit any Restricted Payments, unless and to the extent that (i) no Default or Event of Default shall exist on a Pro Forma Basis after giving effect thereto, and (ii) the amount of Restricted Payments shall not in any event exceed in any fiscal year (a) with respect to Holdings, the amount set forth on Schedule 8.10, and (b) with respect to the Company, not more than 50% of Consolidated Net Income of the Company for the prior fiscal year; PROVIDED, that, without regard to the amounts set forth above, Holdings and its Subsidiaries may purchase, repurchase, redeem, defease or otherwise acquire or retire all or any of the Refinancing Securities."

                  1.6 In Section 8.11, [Sale Leasebacks] is hereby amended by deleting the reference to "$200 million" in clause (y) thereof, and replacing it with a reference to "$300 million".

         2. The effectiveness of this Amendment is subject to receipt by the Paying Agent of the following:

                  (i) copies of this Amendment executed by the Company and the other members of the Consolidated Group identified on the signature pages hereto,

                  (ii)     the consent of the Required Lenders; and

                  (iii) an amendment fee in an amount equal to twelve and one-half basis points (0.125%) of the aggregate amount of Commitments held by the Lenders consenting to this Amendment for the ratable benefit of such consenting Lenders.

         3. Except as modified hereby, all of the terms and provisions of the Credit Agreement (and Exhibits and Schedules) remain in full force and effect.

         4. The Credit Parties hereby affirm (i) the representations and warranties set out in Section 6 of the Credit Agreement are true and correct as of the date hereof (except those which expressly relate to an earlier period) and (ii) no Default or Event of Default presently exists.

         5. The Company agrees to pay all reasonable costs and expenses of the Paying Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen, PLLC.

         6. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and its shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

         7. This Amendment, and the Credit Agreement as amended hereby, shall be governed by and construed and interpreted in accordance with the laws of the State of New York.

                  [remainder of page intentionally left blank]

        IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


BORROWERS:                      NATIONAL MEDICAL CARE, INC.,
                                a Delaware corporation

                                By       /s/ Marc Lieberman
                                  ----------------------------------------------
                                Name:    Marc Lieberman
                                Title:   Treasurer

                                FRESENIUS MEDICAL CARE AG

                                By       /s/ Emanuele Gatti
                                  ----------------------------------------------
                                Name:    Dr. Emanuele Gatti
                                Title:

                                By       /s/ Roberto Fuste
                                  ----------------------------------------------
                                Name:    Roberto Fuste
                                Title:

                                NMC DO BRASIL LTDA.,
                                a Brazil corporation

                                By       /s/ Horst Radke      /s/ Armin Karch
                                  ----------------------------------------------
                                Name:    Horst Radtke / Armin Karch
                                 Title:

                                NATIONAL MEDICAL CARE OF SPAIN, S.A.,
                                a Spanish corporation

                                By       /s/ Emanuele Gatti
                                  ----------------------------------------------
                                Name:    Dr. Emanuele Gatti
                                Title:

                                NATIONAL MEDICAL CARE OF TAIWAN, INC.,
                                a Delaware corporation

                                By       /s/ Marc Lieberman
                                  ----------------------------------------------
                                Name:    Marc Lieberman
                                Title:   Treasurer


                                NMC CENTRO MEDICO NACIONAL, LDA.,
                                a Portuguese corporation

                                By       /s/ Ricardo Da Silva    /s/ John Allen
                                  ----------------------------------------------
                                Name:    Ricardo Da Silva / John Allen
                                Title:

                                FRESENIUS MEDICAL CARE ARGENTINA, S.A.,
                                as successor by merger to
                                NMC DE ARGENTINA, S.A.,
                                an Argentine corporation

                                By       /s/ Guido Yagupsky    /s/ Horst Radtke
                                  ----------------------------------------------
                                Name:    Dr. Guido Yagupsky / Horst Radtke
                                Title:

                                FRESENIUS USA, INC.,
                                a Massachusetts corporation

                                By       /s/ Marc Lieberman
                                  ----------------------------------------------
                                Name:    Marc Lieberman
                                Title:   Treasurer

                                FRESENIUS MEDICAL CARE DEUTSCHLAND GmbH, a German corporation

                                By       /s/ Rolf Groos
                                  ----------------------------------------------
                                Name:    Rolf Groos
                                Title:

                                By       /s/ Norbert Weber
                                  ----------------------------------------------
                                Name:    Norbert Weber
                                Title:

                                FRESENIUS MEDICAL CARE GROUPE FRANCE
                                (formerly known as Fresenius Groupe France
                                 S.A.), a French corporation

                                By       /s/ Udo Werle     /s/ Emanuele Gatti
                                  ----------------------------------------------
                                Name:    Udo Werle / Dr. Emanuele Gatti
                                Title:

                                FRESENIUS MEDICAL CARE HOLDING, S.p.A.,
                                an Italian corporation

                                By       /s/ Emanuele Gatti      /s/ Rolf Groos
                                  ----------------------------------------------
                                Name:    Dr. Emanuele Gatti / Rolf Groos
                                Title:

                                FRESENIUS MEDICAL CARE ESPANA S.A.,
                                a Spanish corporation

                                By       /s/ Emanuele Gatti
                                  ----------------------------------------------
                                Name:    Dr. Emanuele Gatti
                                Title:

                                FRESENIUS MEDICAL CARE MAGYAROSZA KfG,
                                a Hungarian corporation

                                By       /s/ Norman Erhard
                                  ------------------------------------------
                                Name:    Norman Erhard
                                Title:

                                BIO-MEDICAL APPLICATIONS OF ALABAMA, INC.

                                By       /s/ Marc Lieberman
                                  ----------------------------------------------
                                Name:    Marc Lieberman
                                Title:   Treasurer

                                BIO-MEDICAL APPLICATIONS OF FLORIDA, INC.

                                By       /s/ Marc Lieberman
                                  ----------------------------------------------
                                Name:    Marc Lieberman
                                Title:   Treasurer

                                BIO-MEDICAL APPLICATIONS OF GEORGIA, INC.

                                By       /s/ Marc Lieberman
                                  ----------------------------------------------
                                Name:    Marc Lieberman
                                Title:   Treasurer

                                BIO-MEDICAL APPLICATIONS OF INDIANA, INC.

                                By       /s/ Marc Lieberman
                                  ----------------------------------------------
                                Name:    Marc Lieberman
                                Title:   Treasurer

                                BIO-MEDICAL APPLICATIONS OF KENTUCKY, INC.

                                By       /s/ Marc Lieberman
                                  ----------------------------------------------
                                Name:    Marc Lieberman
                                Title:   Treasurer

                                BIO-MEDICAL APPLICATIONS OF LOUISIANA, INC.

                                By       /s/ Marc Lieberman
                                  ----------------------------------------------
                                Name:    Marc Lieberman
                                Title:   Treasurer

                                BIO-MEDICAL APPLICATIONS OF MARYLAND, INC.

                                By       /s/ Marc Lieberman
                                  ----------------------------------------------
                                Name:    Marc Lieberman
                                Title:   Treasurer

                                BIO-MEDICAL APPLICATIONS OF
                                  MASSACHUSETTS, INC.

                                By       /s/ Marc Lieberman
                                  ----------------------------------------------
                                Name:    Marc Lieberman
                                Title:   Treasurer

                                BIO-MEDICAL APPLICATIONS OF
                                  NORTH CAROLINA, INC.

                                By       /s/ Marc Lieberman
                                  ----------------------------------------------
                                Name:    Marc Lieberman
                                Title:   Treasurer

                                BIO-MEDICAL APPLICATIONS OF OHIO, INC.

                                By       /s/ Marc Lieberman
                                  ----------------------------------------------
                                Name:    Marc Lieberman
                                Title:   Treasurer

                                BIO-MEDICAL APPLICATIONS OF PENNSYLVANIA, INC.

                                By       /s/ Marc Lieberman
                                  ----------------------------------------------
                                Name:    Marc Lieberman
                                Title:   Treasurer

                                BIO-MEDICAL APPLICATIONS OF
                                  SOUTH CAROLINA, INC.

                                By       /s/ Marc Lieberman
                                  ----------------------------------------------
                                Name:    Marc Lieberman
                                Title:   Treasurer

                                BIO-MEDICAL APPLICATIONS OF TEXAS, INC.

                                By       /s/ Marc Lieberman
                                  ----------------------------------------------
                                Name:    Marc Lieberman
                                Title:   Treasurer

                                BIO-MEDICAL APPLICATIONS OF VIRGINIA, INC.

                                By       /s/ Marc Lieberman
                                  ----------------------------------------------
                                Name:    Marc Lieberman
                                Title:   Treasurer

                                LIFECHEM, INC.,
                                a Delaware corporation

                                By       /s/ Marc Lieberman
                                  ----------------------------------------------
                                Name:    Marc Lieberman
                                Title:   Treasurer

GUARANTORS:                     FRESENIUS MEDICAL CARE HOLDINGS, INC.,
                                a New York corporation formerly known as WRG-NY

                                By       /s/ Jerry Schneider
                                  ----------------------------------------------
                                Name:
                                Title:

                                NATIONAL MEDICAL CARE, INC.,
                                a Delaware corporation

                                By       /s/ Marc Lieberman
                                  ----------------------------------------------
                                Name:    Marc Lieberman
                                Title:   Treasurer

                                BIO-MEDICAL APPLICATIONS MANAGEMENT CO.,
                                INC., a Delaware corporation

                                By       /s/ Marc Lieberman
                                  ----------------------------------------------
                                Name:    Marc Lieberman
                                Title:   Treasurer

                                FRESENIUS MEDICAL CARE AG,
                                a German corporation

                                By       /s/ Emanuele Gatti
                                  ----------------------------------------------
                                Name:    Dr. Emanuele Gatti
                                Title:

                                By       /s/ Roberto Fuste
                                  ----------------------------------------------
                                Name:    Roberto Fuste
                                Title:

                                FRESENIUS USA, INC.,
                                a Massachusetts corporation

                                By       /s/ Marc Lieberman
                                  ----------------------------------------------
                                Name:    Marc Lieberman
                                Title:   Treasurer

                                FRESENIUS MEDICAL CARE DEUTSCHLAND
                                GmbH, a German corporation

                                By       /s/ Rolf Groos
                                  ----------------------------------------------
                                Name:    Rolf Groos
                                Title:

                                By       /s/ Norbert Weber
                                  ------------------------------------------
                                Name:    Norbert Weber
                                Title:

                                FRESENIUS MEDICAL CARE GROUPE
                                FRANCE, a French corporation
                                (formerly known as Fresenius Groupe
                                France S.A.)

                                By       /s/ Udo Werle     /s/ Emanuele Gatti
                                  ----------------------------------------------
                                Name:    Udo Werle / Dr. Emanuele Gatti
                                Title:

                                FRESENIUS SECURITIES, INC.,
                                a California corporation

                                By       /s/ Marc Lieberman
                                  ----------------------------------------------
                                Name:    Marc Lieberman
                                Title:   Treasurer

                                NEOMEDICA, INC.,
                                a Delaware corporation

                                By       /s/ Marc Lieberman
                                  ----------------------------------------------
                                Name:    Marc Lieberman
                                Title:   Treasurer

                                FMC FINANCE S.A.,
                                a Luxembourg corporation

                                By       /s/ John Allen
                                  ----------------------------------------------
                                Name:    John Allen
                                Title:

                                FMC TRUST FINANCE S.a.r.l. LUXEMBOURG,
                                a Luxembourg corporation

                                By       /s/ Andrea Stopper
                                  ----------------------------------------------
                                Name:    Andrea Stopper
                                Title:

                                FMC TRUST FINANCE S.a.r.l. LUXEMBOURG III, a Luxembourg corporation

                                By       /s/ Gabriele Dux
                                  ------------------------------------------
                                Name:    Gabriele Dux
                                Title:

                                QCI HOLDINGS, INC.,
                                a Delaware corporation

                                By       /s/ Marc Lieberman
                                  ----------------------------------------------
                                Name:    Marc Lieberman
                                Title:   Treasurer

                                SRC HOLDINGS, INC.,
                                a Delaware corporation

                                By       /s/ Marc Lieberman
                                  ----------------------------------------------
                                Name:    Marc Lieberman
                                Title:   Treasurer

PAYING AGENT:                   BANK OF AMERICA, N.A. (formerly known as
                                NationsBank, N.A.), as Paying Agent
                                for and on behalf of the Lenders

                                By_________________________________
                                Name:
                                Title:

                           CONSENT TO AMENDMENT NO. 13


Bank of America, N.A. (formerly known as NationsBank, N.A.), as Paying Agent
101 N. Tryon Street, 15th Floor
NC1-001-15-04
Charlotte, North Carolina 28255
Attn:  James D. Young, Agency Services

         Re: Credit Agreement dated as of September 27, 1996 (as amended and modified, the "CREDIT AGREEMENT") among National Medical Care, Inc., the other Borrowers, Guarantors and Lenders identified therein and NationsBank, N.A. (now known as Bank of America, N.A.), as Paying Agent. Terms used but not otherwise defined shall have the meanings provided in the Credit Agreement.

                  Amendment No. 13 dated November __, 2001 (the "SUBJECT AMENDMENT") relating to the Credit Agreement

Ladies and Gentlemen:

         This should serve to confirm our receipt of, and consent to, the Subject Amendment. We hereby authorize and direct you, as Paying Agent for the Lenders, to enter into the Subject Amendment on our behalf in accordance with the terms of the Credit Agreement upon your receipt of such consent and direction from the Required Lenders, and agree that Company and the other Credit Parties may rely on such authorization.

                                          Sincerely,



                                          ______________________________________
                                                   [Name of Lender]

                                          By:___________________________________
                                          Name:
                                          Title: